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                           SUN CAPITAL ADVISERS TRUST

                          SC Alger Income & Growth Fund

       Supplement dated September 9, 2002 to Prospectus dated May 1, 2002

In, "The Funds' Goals and Strategies, Alger Income & Growth Fund" on page 9, the following paragraph replaces the third paragraph under "Key Investments and Strategies":

Under normal conditions, the fund may hold up to 35% of its total assets in cash and cash equivalents to take advantage of new opportunities for investment.